Acquisitions (Details 3) (USD $) In Thousands, except Per Share data, unless otherwise specified	9 Months Ended	12 Months Ended		11 Months Ended	12 Months Ended
	Jun. 30, 2012 GradeBeam and Submittal Exchange [Member]	Sep. 30, 2012 GradeBeam and Submittal Exchange [Member]	Sep. 30, 2011 GradeBeam and Submittal Exchange [Member]	Sep. 30, 2012 Submittal Exchange [Member]	Sep. 30, 2012 GradeBeam, LLC [Member]
Unaudited pro forma consolidated statements of operations information
Revenues	$ 15,848	$ 22,167	$ 15,172
Loss from operations	(13,670)	(17,653)	(14,985)
Net loss available to Textura Corporation common stockholders	(13,639)	(20,076)	(32,408)
Net loss per share, basic and diluted	$ (1.60)	$ (2.35)	$ (4.39)
Revenue				$ 2,812	$ 2,072